                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                 AMENDMENT NO. 3

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 20, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                  SYBASE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      DELAWARE                     000-19395                   94-2951005
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)         (IRS EMPLOYER
                                                           IDENTIFICATION NO.)

                              6475 CHRISTIE AVENUE
                              EMERYVILLE, CA 94608
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES OF REGISTRANT)

                                 (510) 922-3500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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                              AMENDMENT TO FORM 8-K

         The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on February 3, 2000 (the "Form 8-K") and amended by the Registrant's Current Reports on Form 8K/A filed on April 3, 2000 and June 19, 2000, respectively. The capitalized terms not otherwise defined herein shall have the meaning ascribed to those terms in the Form 8-K.

ITEM 7. FINANCIAL STATEMENTS OR EXHIBITS.

                                    EXHIBITS

         Exhibit No. 23.1 is hereby amended and restated to correct (i) the spelling of "report" in the third line, and (ii) the date of the Consent of Independent Auditors to March 31, 2000.

Exhibit No.        Description
-----------        -----------
23.1               Consent of Pricewaterhouse Coopers LLP, Independent Auditors




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2000

                                       SYBASE, INC.


                                       By: /s/ DANIEL R. CARL
                                          ------------------------

                                       Title:  Vice President,
                                               General Counsel and
                                               Secretary